UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 15, 2011

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10253	41-1591444
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices)

(952) 745-2760

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Information is being furnished herein in Exhibit 99.1 with respect to presentations to investors and others that may be made by executive officers of TCF Financial Corporation (the “Company”).  This information includes selected financial and operational information through the second quarter of 2011 and does not represent a complete set of financial statements and related notes prepared in conformity with generally accepted accounting principles (“GAAP”).  Most, but not all, of the selected financial information furnished herein is derived from the Company’s consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis included in the Company’s reports on Forms 10-K and 10-Q.  The Company’s annual financial statements are subject to independent audit.  These materials replace and supersede investor presentation materials previously furnished as an exhibit to Current Reports on Form 8-K.  These materials are dated September 15, 2011, and TCF does not undertake to update the materials after that date.

The presentation is also available on the Investor Relations section of the Company’s web site at http://ir.tcfbank.com.  TCF Financial Corporation’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the Company.

Information contained herein, including Exhibit 99.1 shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01  Other Events.

On September 15, 2011, an indirect subsidiary of TCF Financial Corporation, TCF Inventory Finance, Inc. (“TCFIF”), announced an agreement with Bombardier Recreational Products Inc. (“BRP”) to provide inventory financing to BRP’s Ski-Doo®, Sea-Doo® and Can-Am® dealers across the United States and Canada.  In addition, TCFIF will be BRP’s preferred provider of inventory financing for its dealers of Evinrude® and Johnson® marine power products.  A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Investor Presentation of TCF Financial Corporation, dated September 15, 2011

99.2	Press Release dated September 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ William A. Cooper
William A. Cooper, Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ Thomas F. Jasper
Thomas F. Jasper, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ David M. Stautz
David M. Stautz, Senior Vice President, Controller and Managing Director, Corporate Development (Principal Accounting Officer)

Dated:  September 15, 2011

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